                                                                   Exhibit 10.19

                                 FIRST AMENDMENT
                                       TO
                       364 DAY REVOLVING CREDIT AGREEMENT

         This First Amendment (the "Amendment") to 364 Day Revolving Credit Agreement, dated as of December 21, 2000, is entered into by and between Office Depot, Inc., a Delaware corporation ("Borrower") and the various financial institutions party to the Credit Agreement (hereinafter defined) which execute one or more counterparts of this Amendment and which collectively constitute the Required Lenders (as defined in the Credit Agreement.)

                                  WITNESSETH:

         WHEREAS, the Borrower has heretofore entered into a 364 Day Revolving Credit Agreement, dated as of June 2, 2000, with SunTrust Bank, a national banking association ("SunTrust"), Bank of America, N.A., a national banking association ("Bank of America"), Citibank, N.A., a national banking association ("Citibank") and Bank One, a national banking association ("Bank One"), and the other financial institutions from time to time party thereto (collectively, the "Lenders" and, individually, a "Lender"), SunTrust as Administrative Agent, Bank of America as Syndication Agent, Bank One as Documentation Agent and Citibank as Managing Agent for the Lenders (as heretofore amended, modified or supplemented, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein having the meanings assigned thereto in the Credit Agreement);

         WHEREAS, the Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement;

         WHEREAS, subject to the terms and conditions set forth herein, the Lenders executing this Amendment are willing to undertake an amendment to the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Borrower and the undersigned Lenders hereby agree as follows:

         SECTION 1. AMENDMENT. Upon the satisfaction by the Borrower of the conditions precedent set forth in Section 2 below, and in reliance on the warranties of the Borrower set forth in Section 3 below, the term "Fixed Charge Coverage Ratio" contained in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "        "Fixed Charge Coverage Ratio" shall mean, as at the
                  end of any fiscal period of Borrower, the ratio of (A) Consolidated EBITR for such fiscal period to (B) the sum of
                  (i) Consolidated Interest Expense plus (ii) Consolidated Rental Expense plus (iii) any interest and other continuing program fees (excluding initial closing fees) related to an accounts receivable securitization program (including any such interest or fees for which the Borrower or any Subsidiary is liable arising in connection with any private label credit card program), each for such fiscal period; provided that for purposes of any relevant period there shall be added to Consolidated EBITR for purposes of the determination of the Fixed Charge Coverage Ratio an amount, not to exceed $350,000,000, equal to the Borrower's restructuring charges announced on January 3, 2001 (the "Restructuring Charges")."

         SECTION 2. CONDITIONS. As conditions precedent to the effectiveness of this Amendment, (i) the Borrower shall have delivered to the Administrative Agent this Amendment, duly executed and delivered, and such other documents as the Required Lenders or the Administrative Agent may reasonably request, (ii) the Borrower shall have paid to Bank of America such fees with respect hereto as separately agreed to between such parties, (iii) the Borrower shall have paid to the Administrative Agent for the account of each Lender executing this Amendment on or prior to the date hereof a consent fee equal to .10% of such Lender's Commitment and (iv) the Administrative Agent shall have received executed counterparts of this Amendment from the Required Lenders.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. To induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders as of the date hereof that:

         3.1 The representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof except for representations and warranties that speak as of a particular date, in which case such representations and warranties are true as of such date.

         3.2 After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

         SECTION 4. GENERAL.

         4.1 Waiver of Certain Defaults. The Required Lenders hereby waive, subject to the effectiveness of this Amendment, any Event of Default which may exist under Section 8.6 of the Credit Agreement solely as a result of the Restructuring Charges causing a breach of the "Fixed Charge Coverage Ratio" covenant set forth in any agreement of one or more of the Consolidated Companies regarding Indebtedness, including without limitation the guaranties under the Existing Japanese Loan Agreements; provided that the foregoing waiver shall be immediately effective but shall be subject to the conditions subsequent that (i) effective waivers and/or amendments similar to those contained herein are in place and effective under such agreements by no later than the close of business on January 31, 2001 and (ii) no such other Indebtedness shall be accelerated (and this waiver shall terminate if condition (i) is not satisfied in a timely manner or if such other Indebtedness shall be accelerated). The foregoing waiver is given in this instance only, shall not be construed as a consent to, or waiver or approval of, any violation of, or deviation from, any other term or condition of the Credit Agreement or any other Credit Document and shall not be construed to evidence the willingness of the Required Lenders to give any other or additional consent, waiver or approval, whether in similar or different circumstances.

         4.2 Reservation of Rights. The Borrower acknowledges and agrees that the execution and delivery of this Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate the Lenders to forbear or execute similar amendments under the same or similar circumstances in the future, or (ii) as a waiver by the Lenders of any covenant, condition, term or provision of the Credit Agreement or any of the other Credit Documents except as expressly provided herein, and the failure of the Lenders to require strict performance by the Borrower or any other Credit Party of any provision thereof shall not waive, affect or diminish any right of the Lenders to thereafter demand strict compliance therewith. The Lenders hereby reserve all rights granted under the Credit Agreement, the other Credit Documents and this Amendment.

         4.3 Full Force and Effect. As hereby modified, the Credit Agreement and each of the other Credit Documents shall remain in full force and effect and each is hereby ratified, approved and confirmed in all respects.

         4.4 Affirmation. The Borrower hereby agrees to pay on demand all reasonable costs and expenses of the Lenders in connection with the preparation, execution and delivery of this Amendment and all instruments and documents delivered in connection herewith.

         4.5 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Lenders and the respective successors and assigns of the Borrower and the Lenders.

         4.6 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

         4.7 Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE INTERNAL LAWS (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF ILLINOIS.


                                      * * * * *

         IN WITNESS WHEREOF, the Borrower and the Lenders have executed this Amendment as of the 21st day of December, 2000.


                                                BORROWER:

                                                OFFICE DEPOT, INC.


                                                By: /s/ JEFFREY H. AIKEN
                                                   ----------------------------

                                                Name: JEFFREY H. AIKEN
                                                     --------------------------
                                                Title: SENIOR VICE PRESIDENT
                                                      -------------------------


                                      S-1
             FIRST AMENDMENT TO 364 DAY REVOLVING CREDIT AGREEMENT

                                             LENDERS:

                                             SUNTRUST BANK, individually and as
                                             Administrative Agent


                                             By: /s/ W. DAVID WISDOM
                                                --------------------------------
                                             Name: W. DAVID WISDOM
                                                  -----------------------------
                                             Title: Vice President
                                                   ----------------------------


                                      S-2
             FIRST AMENDMENT TO 364 DAY REVOLVING CREDIT AGREEMENT

                                              BANK OF AMERICA, N.A.


                                             By: /s/ TIMOTHY H. SPANOS
                                                --------------------------------
                                             Name: TIMOTHY H. SPANOS
                                                  -----------------------------
                                             Title: Managing Director
                                                   ----------------------------


                                      S-3
             FIRST AMENDMENT TO 364 DAY REVOLVING CREDIT AGREEMENT

                                             CITIBANK, N.A.


                                             By: /s/ JOHN F. HEUSS
                                                --------------------------------
                                             Name: JOHN F. HEUSS
                                                  -----------------------------
                                             Title: VICE PRESIDENT
                                                   ----------------------------


                                      S-4
             FIRST AMENDMENT TO 364 DAY REVOLVING CREDIT AGREEMENT

                                             Bank One, NA


                                             By: /s/ VINCENT R. HENCHEK
                                                --------------------------------
                                             Name: VINCENT R. HENCHEK
                                                  -----------------------------
                                             Title: VICE PRESIDENT
                                                   ----------------------------


                                      S-5
             FIRST AMENDMENT TO 364 DAY REVOLVING CREDIT AGREEMENT

                                             FIRST UNION NATIONAL BANK

                                             By: /s/ JOAN ANDERSON
                                                --------------------------------
                                             Name: JOAN ANDERSON
                                                  -----------------------------
                                             Title: VICE PRESIDENT
                                                   ----------------------------


                                      S-6
             FIRST AMENDMENT TO 364 DAY REVOLVING CREDIT AGREEMENT

                                 CIBC INC.

                                 By: /s/ DOMINIC SORRESSO
                                    -------------------------------------------
                                 Name: DOMINIC SORRESSO
                                      -----------------------------------------
                                 Title: EXECUTIVE DIRECTOR
                                       ----------------------------------------
                                        CIBC WORLD MARKETS CORP., AS AGENT


                                      S-7
             FIRST AMENDMENT TO 364 DAY REVOLVING CREDIT AGREEMENT

                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                    By: /s/ BERNARDO E. CORREA-HENSCHKE
                                       ----------------------------------------
                                    Name: BERNARDO E. CORREA-HENSCHKE
                                         --------------------------------------
                                    Title: VICE PRESIDENT
                                          -------------------------------------


                                      S-8
             FIRST AMENDMENT TO 364 DAY REVOLVING CREDIT AGREEMENT

                                    WELLS FARGO BANK


                                    By: /s/ WILLIAM J. DARBY
                                       ----------------------------------------
                                    Name: WILLIAM J. DARBY
                                         --------------------------------------
                                    Title: VICE PRESIDENT
                                          -------------------------------------


                                      S-9
             FIRST AMENDMENT TO 364 DAY REVOLVING CREDIT AGREEMENT

                                    BNP PARIBAS


                                    By: /s/  MIKE SHRYOCK
                                       ----------------------------------------
                                    Name: MIKE SHRYOCK
                                         --------------------------------------
                                    Title: VICE PRESIDENT
                                          -------------------------------------


                                    By: /s/  JOHN STACY
                                       ----------------------------------------
                                    Name: JOHN STACY
                                         --------------------------------------
                                    Title: MANAGING DIRECTOR
                                          -------------------------------------


                                      S-10
             FIRST AMENDMENT TO 364 DAY REVOLVING CREDIT AGREEMENT

STATE OF NEW YORK  )
                   )       SS:
COUNTY OF NEW YORK )


                      AFFIDAVIT OF OUT-OF-STATE EXECUTION

The undersigned affiant, being first duly sworn upon my oath, depose and say:

         1. That on the 27TH day of December, 2000, I executed that certain Amendment Agreement (the "Amendment") on behalf of OFFICE DEPOT, INC.

         2. That the execution of the Amendment took place in the County of New York, in City of New York, in the State of New York.

         FURTHER AFFIANT SAYETH NOT.


                               AFFIANT: /s/ Jeffrey H. Aiken
                                       ----------------------------------------
                                        Jeffrey H. Aiken, Senior Vice President
                                        Office Depot, Inc.


Sworn to and subscribed before me this 27th day of December, 2000 by Jeffrey
H. Aiken, Senior Vice-President of Office Depot, Inc. Who personally appeared before me in the above referenced location, and is personally known to me or produced driver's license as identification.


                                    Notary:/s/ Kathleen B. Patton
                                           ------------------------------------

[NOTARIAL SEAL]                     Print Name:Kathleen B. Patton
                                               --------------------------------

                                    Notary Public, State of New York
                                    My Commission expires:
                                                          ---------------------

                                             KATHLEEN BENDER PATTON
                                       Notary Public, State of New York
                                               No. 02BE5026754
                                          Qualified in New York County
                                         Commission Expires April 25, 2002